Exhibit 99.1

EXECUTION COPY

AMENDMENT NO. 1 TO
SECOND AMENDED AND RESTATED CONTRIBUTION AND SALE AGREEMENT

THIS AMENDMENT NO. 1, dated as of October 3, 2006 (this “Amendment”), to the SECOND AMENDED AND RESTATED CONTRIBUTION AND SALE AGREEMENT, dated as of July 16, 2001 (as amended, modified or supplemented from time to time in accordance with the terms hereof and of the Transaction Documents, the “Agreement”), is entered into among SEA CONTAINERS LTD. (the “Seller”), a company organized and existing under the laws of Bermuda located at 22 Victoria Street, Hamilton, HM EX, Bermuda, and SEA CONTAINERS SPC LTD. (the “Issuer”), a company organized and existing under the laws of Bermuda, located at 22 Victoria Street, Hamilton HM EX, Bermuda, and, joined by Wachovia Bank, National Association (together with its successors and permitted assigns, the “Administrative Agent”), solely for the limited purposes set forth in Section 7.13 of the Agreement and The Bank of New York, a banking corporation organized under the laws of New York (in such capacity, together with any successors or assigns in such capacity, the “Indenture Trustee”), solely for the limited purposes set forth in Section 7.13 of the Agreement.

WHEREAS, in connection with execution by the Issuer on the date hereof of the Second Amended and Restated Indenture, dated as of the date hereof (as amended, modified or supplemented from time to time, the “Indenture”), by and between The Bank of New York, a New York banking corporation, as Indenture Trustee, and the Issuer, the Seller and the Issuer wish to modify the terms of the Agreement;

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

1.             Capitalized terms used without definition in the Agreement and this Amendment are used as they are defined in the Master Index of Defined Terms attached as Appendix A to the Indenture.

2.             (a)  Section 2.02 of the Agreement is hereby amended to delete paragraph (b) and substitute “[Reserved]” therefor.

(b)           The following is hereby added at the end of paragraph (c) of Section 2.02:  “The Seller acknowledges receipt of Fair Market Value (representing reasonably equivalent value in exchange) for its transfer of Transferred Assets to the Issuer on the Transfer Date occurring on the 2006 Closing Date in the form of (i) cash transferred from Issuer to Seller on such Transfer Date, (ii) an issue and allotment by the Issuer of preference shares of par value US$1.00 each in the Issuer, credited as fully paid and (iii) the Released Containers listed on Schedule 2 to the Container Transfer Certificate dated the 2006 Closing Date which are being transferred by the Issuer to the Seller.

(c)           Section 2.02(d) of the Agreement is hereby amended by replacing the reference to “Series Enhancer” therein with a reference to “Lead Arrangers”.

(d)           Section 2.02(d)(ii) of the Agreement is hereby amended by replacing the word “of” in the first line thereof with the word “by” and by replacing the word “conveying” in the second line thereof with the word “conveyed”.

(e)           Section 2.02(d)(iii) of the Agreement is hereby amended by adding the following at the conclusion thereof:  “provided that such Container Transfer Certificate for the Transfer Date occurring on the 2006 Closing Date shall be provided on or before such Transfer Date.”

(f)            Section 2.02(d)(iv) of the Agreement is hereby amended by adding the following at the conclusion of the first sentence thereof: “provided that any such registrations required by Bermuda law for the Containers and Related Assets transferred on the 2006 Closing Date shall be provided on or before such date.”

(g)           Section 2.02(d)(v) of the Agreement is hereby amended by adding the following at the conclusion of the first sentence thereof: “provided that such supplement to the List of Containers for the Transfer Date occurring on the 2006 Closing Date shall be provided on or before such Transfer Date.”

3.             (a)           Section 2.03(a) is hereby amended by adding after the words “Closing Date” in the first line thereof the words “including the 2006 Closing Date”.

(b)           Section 2.03(c) of the Agreement is hereby amended by replacing each reference to “Series Enhancer” therein with a reference to “Lead Arrangers”.

(c)           Section 2.03(d) of the Agreement is hereby amended by replacing each reference to “Gibbons Management Services” therein with a reference to “Gateway Systems”.

4.             Section 2.06 is hereby amended by deleting such section in its entirety and replacing such section with “Section 2.06  [Reserved].”

5.             Section 2.07 shall not be applicable with respect to the Transferred Assets transferred on the 2006 Closing Date.

6.             Pursuant to Section 3.01 of the Agreement, the Seller is deemed to make the representations and warranties set forth in Section 3.01 of the Agreement as of the 2006 Closing Date (with reference to defined terms in the Indenture, as amended and restated on the 2006 Closing Date), and in connection therewith:

(a)           Each reference in paragraphs (a) and (e) to “Series Enhancer” therein is hereby replaced with a reference to “Lead Arrangers”.

(b)           Paragraph (g) of Section 3.01 is hereby amended by adding the following at the conclusion thereof: “A list of material agreements to which the Seller is a party is set forth on Annex I.”

(c)           Paragraphs (i), (y), (aa) and (cc) of Section 3.01 are hereby deleted in their entirety and “[Reserved]” substituted therefor;

(d)           Paragraph (j) of Section 3.01 is hereby amended in its entirety to read as follows:

“The Seller’s only “place of business” (within the meaning of Section 9-307 of the UCC) is 22 Victoria Street, Hamilton HE MX Bermuda and the Seller does not maintain any other offices, nor does the Seller maintain assets in the United States or any other jurisdiction, other than on-hire containers in the possession of lessees and off-hire Containers located on a transitory basis in depots.”

(e)           Paragraph (m) of Section 3.01 is hereby amended in its entirety to read as follows:

“The Seller has prepared a business plan and container cash flow projection, delivered to the Lead Arrangers on July 20, 2006 and August 22, 2006, respectively, (the “Business Plan”), which includes certain strategies and financial alternatives, including a potential refinancing or permanent restructuring of the Seller’s unsecured financial obligations.

The Seller has prepared unaudited financial statements for the year ended 31 December 2005, delivered to the Lead Arrangers on July 7, 2006  (the “Unaudited 2005 Financial Information”).  The Unaudited 2005 Financial Information has been prepared in good faith by the Seller by reference to the books and records of the Seller and, subject to the following, the Seller believes that the Unaudited 2005 Financial Information is indicative of the results of operations for the periods included therein:

(i) the Seller had significant asset write-offs in 2005, as noted in the Unaudited 2005 Financial Information; the amount and timing of such write-offs may require adjustment;

(ii) the Seller is in default under agreements in respect of substantially all of the Seller group borrowings, and as a result most if not all of its indebtedness would be treated as current and due under US GAAP; such a change would affect the Unaudited 2005 Financial Information;

(iii) Assets held for sale are recorded in the Unaudited 2005 Financial Information at values determined at the time of preparation of the Unaudited 2005 Financial Information; these values would require updating, which may result in adjustments;

(iv) Certain adjustments identified by the Seller and other advisors that may have been considered immaterial adjustments at the time of preparation of the Unaudited 2005 Financial Information may be material in respect of the Seller’s financial position; such adjustments, if made, would amend the Unaudited 2005 Financial Information;

(v) the Seller has not completed its internal processes to support certifications required to be filed with the Seller’s annual report on Form 10-K for the year ended 31 December 2005; disclosures determined during that process may effect the Unaudited 2005 Financial Information; and

(vi) the Seller management has not delivered a management representation letter in respect of the financial information included in the Unaudited 2005 Financial Information.

The projections were prepared in good faith based on assumptions that are believed by the Seller to be reasonable.  The Seller believes that the information in the Business Plan, and the management presentation of July 18, 2006, copies of which have been given to the Lead Arrangers,  are accurate based on the information available to the Seller at the time such Business Plan and management presentation were prepared.”

(f)            Paragraph (r) of Section 3.01 is hereby amended by adding at the end thereof the following new sentence:  “The Seller is transferring and conveying the Transferred Assets to the Issuer for the purpose of obtaining working capital, and the proceeds of such transfer and conveyance shall be used for working capital of the Seller and its Subsidiaries.”

(g)           Paragraph (t) of Section 3.01 is hereby amended by replacing the reference to “Appleby, Spurling & Kempe” with “Appleby Hunter Bailhache” and by renumbering the existing subclauses (ii) and (iii) thereof as new subclauses (iii) and (iv), respectively, and by adding after subclause (i) thereof the following:

“(ii)  a registration of charge naming GE SeaCo Services Ltd., as debtor, SCL, as secured party, and certain end user leases, as collateral, filed in the appropriate filing office in the United Kingdom, the jurisdiction in which GE SeaCo Services Ltd. maintains its principal place of business and “chief executive office” as referred to in Section 9-307 of the UCC;”

(h)           Paragraph (w) of Section 3.01 is hereby amended by substituting for the words “Lease Agreement” the words “Transferred Assets” in both places such words appear;

(i)            Paragraph (x) of Section 3.01 is hereby amended by adding the words “and the Equipment Management Agreement” after both the words “Lease Agreement” and the words “Master Lease”;

(j)            Paragraph (y) of Section 3.01 is hereby amended by adding the words “and the Equipment Management Agreement” after the words “Lease Agreements”;

(k)           Paragraph (bb) of Section 3.01 is hereby amended by adding the words “and the Equipment Management Agreement” after the words “Lease Agreements” in the first line thereof and by adding the words “nor the Equipment Management Agreement” after the words “Lease Agreements” in the third line thereof;

(l)            Paragraph (ee) of the Agreement is hereby amended to delete the words “no greater than the lesser of the then Net Book Value and” and substituting the words “no less than” therefor.

(m)          Paragraph (hh) is hereby added, to read as follows:  “On the 2006 Closing Date, the Seller has no present intention of making any capital contributions in the SPC Parent for the benefit of the Issuer and would only do so in furtherance of the Seller’s ordinary business purposes and to the extent constituting a practical and reasonable course of action by the Seller designed to improve the financial position of the Seller and preserve the value of its indirect equity interest in the Issuer.”

7.             Pursuant to Section 3.02 of the Agreement, the Issuer is deemed to make the representations and warranties set forth in Section 3.02 of the Agreement as of the 2006 Closing Date (with reference to defined terms in the Indenture, as amended and restated on the 2006 Closing Date), and, in connection therewith, each reference to “Series Enhancer” therein is hereby replaced with a reference to “Lead Arrangers”.

8.             (a)           Section 4 of the Agreement is hereby amended by replacing each reference to “Series Enhancer” therein with a reference to “Lead Arrangers” and references to “Rating Agency” are deleted.

(b)           Section 4.01(b) of the Agreement is hereby amended by deleting the proviso at the end of the first sentence thereof.

(c)           Section 4.01(d) of the Agreement is hereby amended by deleting therein the words “, filed by the Seller in accordance with paragraph (c) above” and the words “referred to in paragraph (c) above”.

(d)           Section 4.01(k) of the Agreement is hereby amended by deleting the proviso to the first sentence.

9.             Section 5.01(e) of the Agreement is hereby amended by deleting the words “Early Amortization Event” therein and substituting therefor the words “Trigger Event”.

10.           Section 7.01 is amended to remove references to the “Rating Agencies”.

11.           Section 7.02 is amended such that this Amendment shall be governed by the laws of the State of New York.  Transfers and conveyances made pursuant to the Agreement on the 2006 Closing Date shall be made under the laws of the State of New York without regard to principles of law which may apply the laws of another jurisdiction.  The United Nations Convention on the International Sale of Goods shall not be applicable to the Agreement or conveyances and transfers made pursuant thereto.

12.           The addresses set forth in Section 7.03 of the Agreement are hereby amended in their entirety to read as follows:

“Seller:

Sea Containers Services Ltd.
20 Upper Ground
London SE1 England
Attn: Financial Services Department
Fax: 011-44-207-805-5900

and

Sea Containers America Inc.
1114 Avenue of the Americas
New York, New York 10036
Attn: Counsel
Fax: (212) 302-5073

Issuer:	Sea Containers SPC Ltd. 22 Victoria Street Hamilton, Howard Marsh EX Bermuda Fax: (441) 295-5328

with copies to: Sea Containers Services Ltd. 20 Upper Ground London SE1 England Attn: Financial Services Department Fax: 011-44-207-805-5900

and Sea Containers America Inc. 1114 Avenue of the Americas New York, New York 10036 Attn: Counsel Fax: (212) 302-5073

Indenture Trustee:	The Bank of New York 101 Barclay Street, 8W New York, NY 10286 Attn: Corporate Trust ABS Unit Fax: (212) 815-3883

Administrative Agent:	Wachovia Bank, National Association 301 South College Street Charlotte, NC 28288 Attn: Dan Miller Fax: (704) 715-0106

Lead Arrangers:	Wachovia Capital Markets, LLC 301 South College Street Charlotte, NC 28288 Attn: Dan Miller Fax: (704) 715-0106

Ableco Finance LLC 299 Park Avenue, 23rd Floor New York NY 10171 Attn: Matthew R. Niemann Fax: (312) 424-2329

Interest Rate Hedge Counterparty:	Wachovia Bank, National Association 301 South College Street Charlotte, NC 28288 Attn: Dan Miller Fax: (704) 715-0106

Noteholders:	At the respective addresses set forth in the Indenture”

13.           Sections 7.06 and 7.13 of the Agreement are hereby amended by replacing each reference to “Series Enhancer” therein with a reference to “Lead Arrangers”.

14.           Section 7.09 is hereby amended in its entirety to read as follows:  “This Agreement shall be binding upon and inure to the benefit of the parties hereto and, upon the transfer contemplated by Section 4.03 hereof, the Indenture Trustee, the Noteholders, the Lead Arrangers and their respective successors, legal representatives and assigns, including any successor indenture trustee appointed pursuant to the Indenture.”

15.           Section 7.13 is hereby amended by adding the following at the end thereof: “For avoidance of doubt, this Agreement shall be binding upon and inure to the benefit of the joining parties hereto and their respective successors, legal representatives and assigns, including any successor indenture trustee appointed pursuant to the Indenture.”

16.           Exhibit B to the Agreement is hereby amended by deleting the words “Early Amortization Event” therein and substituting therefor the words “Trigger Event”.

17.           The Agreement is hereby amended by adding Annex I, in the form attached hereto as Exhibit A.

18.           Except as amended hereby, the Agreement shall continue in full force and effect.  This Amendment No. 1 may be executed in counterparts (any by different parties on separate counterparts), each of which shall be an original, but all of which shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the Seller and the Issuer have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

SEA CONTAINERS LTD.

By:	/s/ G. Sanders
	Name:	G. Sanders
	Title:	Vice President

SEA CONTAINERS SPC LTD.

By:	/s/ G. Sanders
	Name:	G. Sanders
	Title:	Vice President

Signature Page to the Amendment to Amended & Restated Contribution Sale Agreement

For purposes of Section 7.01 of the Agreement, the Indenture Trustee hereby consents to this Amendment No. 1 to Second Amended and Restated Contribution and Sale Agreement.

THE BANK OF NEW YORK,
as Indenture Trustee

By:	/s/ Catherine L. Cerilles
	Name:	Catherine L. Cerilles
	Title:	Assistant Vice President

Signature Page to the Amendment to Amended & Restated Contribution Sale Agreement

JOINDER

Each of the parties set forth below has joined this Amendment solely for the purpose of enforcing the provisions of this Amendment against the issuer and the Seller.

WACHOVIA BANK, NATIONAL ASSOCIATION, as Administration Agent, solely for the purpose of enforcing obligations of the parties hereto owing to it hereunder.

By:	/s/ Greg M. Hyde
	Name:	Greg M. Hyde
	Title:	Director

Signature Page to the Amendment to Amended & Restated Contribution Sale Agreement

THE BANK OF NEW YORK, not in its individual capacity but solely as Indenture Trustee and solely for the purpose of enforcing obligations of the parties hereto owing to it hereunder.

By:	/s/ Catherine L. Cerilles
	Name:	Catherine L. Cerilles
	Title:	Assistant Vice President

Signature Page to the Amendment to Amended & Restated Contribution Sale Agreement